SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Emerging Markets Equity Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the summary section of the fund's prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Andrew Beal, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014. On temporary leave.
Luiz Ribeiro, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
■	Global Head of Emerging Markets Equities: Hong Kong.
■	Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.
Andrew Beal, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014. On temporary leave.
■	Deputy Head of Emerging Market Equities: London.
■	Joined Deutsche Asset Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.
■	BSc in Economics and Politics from University of Bath.
Luiz Ribeiro, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Senior Equities Portfolio Manager: São Paolo.
■	Joined Deutsche Asset Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset Management, Luiz served as the Head of Latin America - Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC − World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.
■	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Analyst and Portfolio Manager for Global Emerging Markets Equities: Hong Kong.
■	Joined Deutsche Asset Management in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an auditor advisor at Currat & Associes SA.
■	BSc in Management from CIBU – California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).

Please Retain This Supplement for Future Reference
July 17, 2017
PROSTKR-828